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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 4, 2001
                                                           ---------------------

                              Hanover Direct, Inc.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
                       ----------------------------------
                            (Commission File Number)

             Delaware                                              13-0853260
-----------------------------------                       -----------------------------
   (State or Other Jurisdiction                                 (I.R.S. Employer
         of Incorporation)                                   Identification Number)

       1500 Harbor Boulevard
       Weehawken, New Jersey                                          07087
-----------------------------------                              --------------
       (Address of Principal                                       (Zip Code)
        Executive Offices)


       Registrant's telephone number, including area code: (201) 863-7300
                                                          -------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

        On May 4, 2001, Hanover Direct, Inc. (the "Company") issued a press release announcing (i) the sale of its fulfillment warehouse in Hanover, Pennsylvania for $4.7 million, (ii) that the Company's Annual Shareholders Meeting will be held at the Hotel Intercontinental, 111 East 48th Street, New York, New York on Thursday, May 31, 2001 at 9:30 a.m, and (iii) that a conference call with management to review the 1st quarter fiscal 2001 results will be held on Wednesday, May 16, 2001 at 11 a.m. Eastern Standard Time.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated May 4, 2001 of the Company.






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HANOVER DIRECT, INC.
                                   ---------------------------------------------
                                                 (Registrant)


May 4, 2001                        By:  /s/ Brian C. Harriss
                                   ---------------------------------------------
                                   Name:  Brian C. Harriss
                                   Title: Executive Vice President and
                                          Chief Financial Officer